                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                              /s/ John F. Barrett
                              --------------------------------
                              JOHN F. BARRETT
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JOHN F. BARRETT, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.


                              /s/ Phillip R. Cox
                              --------------------------------
                              PHILLIP R. COX
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME PHILLIP
R. COX, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                               -------------------------------
                               NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.


                               /s/ James F. Orr
                              --------------------------------
                              JAMES F. ORR
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JAMES
F. ORR, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.


                              /s/ Brian H. Rowe
                              --------------------------------
                              BRIAN H. ROWE
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME BRIAN
H. ROWE, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.


                              /s/ David B. Sharrock
                              --------------------------------
                              DAVID B. SHARROCK
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME DAVID
B. SHARROCK, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.


                              /s/ William A. Friedlander
                              --------------------------------
                              WILLIAM A. FRIEDLANDER
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME WILLIAM
A. FRIEDLANDER, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.


                              /s/ Roger L. Howe
                              --------------------------------
                              ROGER L. HOWE
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME ROGER
L. HOWE, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                              /s/ Robert P. Hummel
                              --------------------------------
                              ROBERT P. HUMMEL
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME ROBERT
P. HUMMEL, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                              /s/ James D. Kiggen
                              --------------------------------
                              JAMES D. KIGGEN
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JAMES
D. KIGGEN, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.

                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                              /s/ John T. LaMacchia
                              --------------------------------
                              JOHN T. LAMACCHIA
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JOHN T. LAMACCHIA, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.

                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                              /s/ Charles S. Mechem, Jr.
                              --------------------------------
                              CHARLES S. MECHEM, JR.
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME CHARLES
S. MECHEM, JR., TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.

                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE MATRIXX MARKETING INC. PROFIT SHARING/401(k) PLAN ON FORM S-8; AND

          WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

          NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HER ATTORNEYS FOR HER AND IN HER NAME, PLACE AND STEAD, AND IN HER OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HER HAND THIS 30TH DAY OF MAY, 1997.

                              /s/ Mary D. Nelson
                              --------------------------------
                              MARY D. NELSON
                              DIRECTOR




STATE OF OHIO       )
                    ) SS:
COUNTY OF HAMILTON  )

          ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME MARY D. NELSON, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND SHE DULY ACKNOWLEDGED TO ME THAT SHE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.

                              /s/ Mary Janet Edwards
                              -------------------------------
                              NOTARY PUBLIC